                                                                    EXHIBIT 10.3

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT

         THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "Security Agreement") is entered into as of July 22, 2003 among UNITED STATES CAN COMPANY, a Delaware corporation (the "Borrower"), U.S. CAN CORPORATION, a Delaware corporation and each of the Domestic Subsidiaries of the Borrower (individually a "Domestic Guarantor" and collectively the "Domestic Guarantors"; together with the Borrower, individually an "Obligor" and collectively the "Obligors") and BANK OF AMERICA, N.A., in its capacity as collateral agent (in such capacity, the "Collateral Agent") for the lenders from time to time party to the Credit Agreement described below (the "Lenders").

                                    RECITALS

         WHEREAS, pursuant to that certain Credit Agreement dated as of October 4, 2000 (as previously amended or modified, as amended as of the date hereof pursuant to the Third Amendment (as defined below) and as further amended, modified, extended, renewed, restated or replaced from time to time, the "Credit Agreement") among the Borrower, the Foreign Subsidiary Borrowers party thereto, the Domestic Guarantors, the Lenders, the Collateral Agent in its capacity as Administrative Agent, Citicorp North America, Inc., as Syndication Agent, and Bank One, NA (Main Office Chicago), as Documentation Agent, the Lenders have agreed to make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein;

         WHEREAS, in connection with the Credit Agreement, the Borrower, the Domestic Guarantors and the Collateral Agent entered into that certain Security Agreement dated as of October 4, 2000 (the "Existing Security Agreement"); and

         WHEREAS, in connection with that certain Third Amendment to Credit Agreement dated as of the date hereof (the "Third Amendment") among the Borrower, the Domestic Guarantors, the Lenders party thereto and the Administrative Agent, the Obligors and the Collateral Agent, on behalf of the Lenders, have agreed to amend and restate the Existing Security Agreement in accordance with the terms of this Security Agreement.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Definitions.

                  (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code (the "UCC") in effect in the State of New York are used herein as so defined: Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Payment Intangibles, Proceeds, Securities Intermediary, Software and Supporting Obligations. For purposes of this Security Agreement, the term "Lender" shall include any Affiliate of any Lender which has entered into a Hedging Agreement with any Credit Party. Except as otherwise expressly provided, all definitions shall be equally applicable to the singular and plural forms of the terms defined.

                  (b) In addition, the following terms shall have the following meanings:

                  "Copyright Licenses": any agreement, whether written or oral, providing for the grant by or to an Obligor of any right under any Copyright, including, without limitation, any thereof referred to in
         Schedule 6.19 to the Credit Agreement.

                  "Copyrights": (a) all copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and including, without limitation, any thereof referred to in Schedule 6.19 to the Credit Agreement, and (b) all renewals thereof, including, without limitation, any thereof referred to in Schedule 6.19 to the Credit Agreement.

                  "Intellectual Property": all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, and Trademark Licenses.

                  "Patent License": all agreements, whether written or oral, providing for the grant by or to an Obligor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 6.19 to the Credit Agreement.

                  "Patents": (a) all letters patent of the United States or any other country and all improvement patents, reissues, reexaminations, patents of additions, renewals and extensions thereof, including, without limitation, any thereof referred to in Schedule 6.19 to the Credit Agreement, and (b) all applications for letters patent of the United States or any other country, and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 6.19 to the Credit Agreement.

                  "Secured Obligations": the collective reference to all of the Credit Party Obligations owing from the Borrower or any other Credit Party to any Lender or the Collateral Agent, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all obligations and liabilities incurred in connection with collecting and enforcing the foregoing; provided, however the obligations under any Hedging Agreement owed to any Lender or any Affiliate of a Lender shall constitute Secured Obligations only so long as the other Credit Party Obligations remain outstanding and/or the Commitments are in effect.

                  "Trademark License": means any agreement, whether written or oral, providing for the grant by or to an Obligor of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule 6.19 to the Credit Agreement.

                  "Trademarks": (a) all trademarks, service marks, trade names, corporate names, fictitious business names, all elements of package or trade dress of goods or services, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 6.19 to the Credit Agreement, and (b) all renewals thereof, including, without limitation, any thereof referred to in Schedule 6.19 to the Credit Agreement.

                  "Work": any work which is subject to copyright protection pursuant to Title 17 of the United States Code or the applicable copyright laws of any other state or country.

         2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations, each Obligor hereby grants to the Collateral Agent, for the benefit of the Lenders, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral"):

                                    (a)      all Accounts;

                                    (b)      all cash and Cash Equivalents;

                                    (c)      all Chattel Paper;

                                    (d)      all Copyrights;

                                    (e)      all Copyright Licenses;

                                    (f)      all Deposit Accounts;

                                    (g)      all Documents;

                                    (h)      all Equipment;

                                    (i)      all Fixtures;

                                    (j)      all General Intangibles (including
                           Payment Intangibles and Software);

                                    (k)      all Goods;

                                    (l)      all Instruments;

                                    (m)      all Inventory;

                                    (n)      all Investment Property;

                                    (o)      all Patents;

                                    (p)      all Patent Licenses;

                                    (q)      all Supporting Obligations and
                           Letter-of-Credit Rights;

                                    (r)      all Trademarks;

                                    (s)      all Trademark Licenses;

                                    (t)      all books, records, ledger cards,
                           files, correspondence, computer programs, tapes, disks, and related data processing software (owned by such Obligor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary in the collection thereof or realization thereupon;

                                    (u)      all other personal property of any
                           kind or type whatsoever owned by such Obligor; and

                                    (v)      to the extent not otherwise
                           included, all Proceeds, tort claims, insurance claims and other rights to payments not otherwise included in the foregoing and products of any and all of the foregoing.

         Notwithstanding the foregoing, the Obligors do not grant a security interest in, or a right of setoff against, any of the following:

         (i) any contract, license, permit or franchise that validly prohibits the creation by the Obligor of a security interest in such contract, license, permit or franchise (or in any rights or property obtained by the Obligor under such contract, license, permit or franchise) so long as such contract, license, permit or franchise was not entered into or obtained by the Obligors with the intent of avoiding the requirement that a security interest be granted therein and except to the extent such prohibition on the creation of a security interest is rendered ineffective under Sections 9-406, 9-407, 9-408 or 9-409 of the UCC; provided, however, that the provisions of this paragraph shall not prohibit the security interests created by this Security Agreement from extending to the proceeds of such contract, license, permit or franchise (or such rights or property) or to the monetary value of the good will and other general intangibles of the Obligor relating thereto unless the contract, license, permit or franchise in question so prohibits; or

         (i) any rights or property to the extent that any valid and enforceable law or regulation applicable to such rights or property prohibits the creation of a security interest therein, except to the extent such prohibition on the creation of a security interest is rendered ineffective under Sections 9-406, 9-407, 9-408 or 9-409 of the UCC; provided, however, that the provisions of this paragraph shall not prohibit the security interests created by this Security Agreement from extending to the proceeds of such rights or property or to the monetary value of the good will and other general intangibles of the Obligor relating thereto unless the law or regulation in question prohibits such extension.

         The Obligors and the Collateral Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest created hereby in the Collateral (A) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (B) is not to be construed as an assignment of any Intellectual Property.

         3.       Provisions Relating to Accounts, Contracts and Agreements.

                  (a) Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of its Accounts, contracts and agreements to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account or the terms of such contract or agreement. Neither the Collateral Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto), contract or agreement by reason of or arising out of this Security Agreement or the receipt by the Collateral Agent or any Lender of any payment relating to such Account, contract or agreement pursuant hereto, nor shall the Collateral Agent or any Lender be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), contract or agreement, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) At any time and from time to time in accordance with the terms of Section 7.10 of the Credit Agreement, the Collateral Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection with such test verifications. Upon the Collateral Agent's request and at the expense of the Obligors (when required by the Credit Agreement), the Obligors shall cause independent public accountants or others satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. The Collateral Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Collateral Agent's satisfaction the existence, amount and terms of any Accounts.

         4. Representations and Warranties. Each Obligor hereby represents and warrants to the Collateral Agent, for the benefit of the Lenders, that so long as any of the Secured Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents) or any Credit Document or Hedging Agreement between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations) is in effect, and until all of the Commitments shall have been terminated:

                  (a) Chief Executive Office; Books & Records. Such Obligor's chief executive office and chief place of business is (and for the prior four months has been) located at the locations set forth on Schedule 6.27(c) to the Credit Agreement (as updated from time to time), and such Obligor keeps its books and records at such locations.

                  (b) Commercial Tort Claims. As of the date hereof, none of the Obligors has any Commercial Tort Claims.

                  (c) Ownership. Such Obligor is the legal and beneficial owner of the Collateral which it purports to own and has a valid right to use all of its other Collateral. Such Obligor has the right to pledge, sell, assign or transfer the same. Such Obligor's legal name is as shown in this Security Agreement and such Obligor's state of incorporation and, if required for filing a financing statement under the applicable UCC, organization identification number issued by such Obligor's state of incorporation is as set forth in Schedule 4(c) hereto and such Obligor has not in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule 4(c) attached hereto. Schedule 4(c) may be updated from time to time by the Obligors by giving written notice thereof to the Collateral Agent. Such Obligor has only one state of incorporation or organization.

                  (d) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Collateral Agent, for the benefit of the Lenders, in the Collateral of such Obligor and, when properly perfected by filing or otherwise, shall constitute a valid first priority, perfected security interest in such Collateral, to the extent such security interest can be perfected by filing or otherwise under the UCC, federal law or other applicable personal property security legislation, free and clear of all Liens except for Permitted Liens.

                  (e) Consents. Except for the filing or recording of UCC financing statements to perfect the Liens created by this Security Agreement that may be perfected through the filing of a UCC financing statement and/or applicable federal filings for Intellectual Property, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of such Obligor), is required (i) for the grant by such Obligor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Security Agreement by such Obligor or (ii) for the perfection of such security interest or the exercise by the Collateral Agent of the rights and remedies provided for in this Security Agreement.

                  (f) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                  (g)      Accounts. With respect to the Accounts of the
         Obligors: (i) the goods sold and/or services furnished giving rise to each Account are not subject to any security interest or Lien except the first priority, perfected security interest granted to the Collateral Agent herein and except for Permitted Liens; and (ii) each Account and the papers and documents of the applicable Obligor relating thereto are genuine and in all material respects what they purport to be; (iii) no Account of an Obligor is evidenced by any Instrument unless such Instrument has been theretofore endorsed over and delivered to the Collateral Agent; (iv) the amount of each Account as shown on the applicable Obligor's books and records, and on all invoices and statements which may be delivered to the Collateral Agent with respect thereto, is due and payable to the applicable Obligor; (v) to each of the Obligors' knowledge, the account debtor with respect to each Account has the capacity to contract; and (vi) no surety bond was required or given in connection with any Account of an Obligor or the contracts or purchase orders out of which they arose unless the Collateral Agent was given prior notice thereof.

                  (h) Inventory. No Inventory of an Obligor is held by a third party (other than an Obligor) pursuant to consignment, sale or return, sale on approval or similar arrangement, unless such Obligor has properly perfected a purchase money security interest therein.

                  (i)      Copyrights, Patents and Trademarks.

                           (i) Schedule 6.19 to the Credit Agreement includes all registered Intellectual Property and all other material Intellectual Property, in each case owned or used by the Obligors, as such Schedule 6.19 may be updated from time to time.

                           (ii) All Intellectual Property of such Obligor is valid, subsisting, unexpired, enforceable and has not been abandoned, and each Obligor is legally entitled to use each of its tradenames.

                           (iii) Except as set forth on Schedule 6.19 to the Credit Agreement, no holding, decision or judgment has been rendered against any Obligor by any Governmental Authority which would limit, cancel or question the validity of any material Intellectual Property of the Obligors.

                           (iv) Except as set forth on Schedule 6.19 to the Credit Agreement, no action or proceeding is pending seeking to limit, cancel or question the validity of any material Intellectual Property of the Obligors.

                           (v) All applications pertaining to the material Intellectual Property of each Obligor have been duly and properly filed, all registrations or letters pertaining to such Intellectual Property have been duly and properly filed and issued, and all of such Intellectual Property is valid and enforceable.

                           (vi) No Obligor has made any assignment or agreement in conflict with the security interest in the Intellectual Property of any Obligor hereunder.

                  (j) Documents, Instruments, Letter-of-Credit Rights and Chattel Paper. All Documents, Instruments,
         Letter-of-Credit Rights and Chattel Paper describing, evidencing or constituting Collateral are, to the Obligor's knowledge, complete, valid and genuine.

                  (k) Restrictions on Security Interest. Except as permitted by Section 8.13 of the Credit Agreement, none of the Obligors is party to any material contract, license, permit or franchise that contains legally enforceable restrictions on the granting of a security interest therein.

                  (l)      Equipment. With respect to each Obligor's Equipment:
         (i) such Obligor has good and marketable title thereto; and (ii) all such Equipment is in normal operating condition and repair, ordinary wear and tear alone excepted (subject to casualty events).

                  (m) Investment Property. As of the Closing Date, none of the Obligors own any Investment Property except as listed on Schedule
         6.15 to the Credit Agreement.

         5. Covenants. Each Obligor covenants that, so long as any of the Secured Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents) or any Credit Document or Hedging Agreement between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations) is in effect, and until all of the Commitments shall have been terminated, such Obligor shall:

                  (a) Other Liens. Defend the Collateral against the claims and demands of all other parties claiming an interest therein, keep the Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Credit Agreement.

                  (b) Preservation of Collateral. Keep the Collateral in good order, condition and repair in all material respects, ordinary wear and tear excepted, except for property disposed of in accordance with the Credit Agreement; not use the Collateral in violation of the provisions of this Security Agreement or any other Credit Document or any policy insuring the Collateral or any applicable statute, law, bylaw, rule, regulation or ordinance; not permit Collateral with a fair market value exceeding $3,000,000 in the aggregate in any year to be or become a fixture to real property or an accession to other personal property unless the Collateral Agent has a valid, perfected and first priority security interest for the benefit of the Lenders in such fixture or such personal property to which such Collateral has become an accession; and not, without the prior written consent of the Collateral Agent, alter or remove any identifying symbol or number on its Equipment.

                  (c) Instruments. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or if any Collateral shall be stored or shipped subject to a Document, immediately deliver such Instrument or Document to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Security Agreement.

                  (d) Changes to Chief Executive Office, Jurisdiction of Incorporation, Name or Structure. Not, without providing 30 days prior written notice to the Collateral Agent and without filing (or confirming that the Collateral Agent has filed) such amendments to any previously filed financing statements or any such new financing statements as the Collateral Agent may require, (a) change the location of its chief executive office and chief place of business (as well as its books and records) from the locations set forth on Schedule 6.27(c) to the Credit Agreement, (b) reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof, or (c) change its name, be party to a merger, consolidation or other change in structure or use any tradename other than as set forth on Schedule 4(c) attached hereto.

                  (e) Inspection. Allow the Collateral Agent or its representatives to visit and inspect the Collateral as set forth in
         Section 7.10 of the Credit Agreement.

                  (f) Perfection of Security Interest. Execute and deliver to the Collateral Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments of existing documents, as the Collateral Agent may reasonably request) and do all such other things as the Collateral Agent may reasonably deem necessary or appropriate (i) to assure to the Collateral Agent its security interests hereunder, including (A) such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Collateral Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC and any other personal property security legislation in the appropriate state(s) or province(s), (B) with regard to Investment Property, execute and cause the Securities Intermediary with respect to such Investment Property to execute a securities control agreement in form and substance satisfactory to the Collateral Agent, (C) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights in the form of
         Exhibit 5(f)(ii)(A) attached hereto, (D) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Exhibit 5(f)(ii)(B) attached hereto and (E) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Exhibit 5(f)(ii)(C) attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Collateral Agent of its rights and interests hereunder. To that end, each Obligor agrees that the Collateral Agent may file one or more financing statements (including financing statements containing a collateral description of "all assets" and/or "all personal property" of such Obligor) disclosing the Collateral Agent's security interest in any or all of the Collateral of such Obligor without, to the extent permitted by law, such Obligor's signature thereon, and further each Obligor also hereby irrevocably makes, constitutes and appoints the Collateral Agent, its nominee or any other Person whom the Collateral Agent may designate, as such Obligor's attorney-in-fact with full power and for the limited purpose to sign in the name of such Obligor any such financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Collateral Agent's reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as any of the Secured Obligations remain outstanding or any Credit Document or Hedging Agreement between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations) is in effect, and until all of the Commitments shall have been terminated. Each Obligor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Collateral Agent without notice thereof to such Obligor wherever the Collateral Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral of any Obligor or any part thereof, or to any of the Secured Obligations, such Obligor agrees to execute and deliver all such instruments and to do all such other things as the Collateral Agent reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Collateral Agent under the law of such other jurisdiction (and, if an Obligor shall fail to do so promptly upon the request of the Collateral Agent, then the Collateral Agent may execute any and all such requested documents on behalf of such Obligor pursuant to the power of attorney granted hereinabove). Upon the request of the Collateral Agent, each Obligor agrees to mark its books and records to reflect the security interest of the Collateral Agent in the Collateral.

                  (g) Collateral Held by Warehouseman, Bailee, etc. If any Collateral that is a single asset with a fair market value in excess of $100,000 or a group of assets with a fair market value in excess of $500,000 is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Obligor, notify the Collateral Agent of such possession, notify such Person of the Collateral Agent's security interest for the benefit of the Lenders in such Collateral, instruct such Person to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions and obtain acknowledgments from such Person that it is holding the Collateral for the benefit of the Collateral Agent.

                  (h) Treatment of Accounts. (i) Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any Person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than in the prudent conduct of an Obligor's business and (ii) maintain at its principal place of business a record of Accounts consistent with customary business practices.

                  (i)      Covenants Relating to Copyrights.

                           (i) Employ the Copyright for each material Work with such notice of copyright as may be required by law to secure copyright protection.

                           (ii) (A) Not do any act or knowingly omit to do any act whereby any material Copyright may become invalidated;
                  (B) not do any act, or knowingly omit to do any act, whereby any material Copyright may become injected into the public domain; (C) notify the Collateral Agent immediately if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in any court or tribunal in the United States or any other country) regarding an Obligor's ownership of any such material Copyright or its validity; (D) take all necessary steps as it shall deem appropriate under the circumstances to maintain and pursue each application, to obtain the relevant registration and to maintain each registration of each material Copyright owned by an Obligor including, without limitation, filing of applications for renewal where necessary; and (E) promptly notify the Collateral Agent of any material infringement of any material Copyright of an Obligor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

                           (iii) Except in connection with sales or other dispositions permitted under the Credit Agreement, not make any assignment or agreement in conflict with the security interest in the Copyrights of each Obligor hereunder other than in the ordinary course of business.

                  (j)      Covenants Relating to Patents and Trademarks.

                           (i) (A) Continue to use each material Trademark in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, or notice of trademark or service mark, as applicable, sufficient to protect such Trademark, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material Trademark may become invalidated.

                           (ii) Not do any act, or omit to do any act, whereby any material Patent may become abandoned or dedicated.

                           (iii) Promptly notify the Collateral Agent if it knows, or has reason to know, that any application or registration relating to any material Patent or material Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding an Obligor's ownership of any such Patent or Trademark or its right to register the same or to keep, maintain and use the same.

                           (iv) Whenever an Obligor, either by itself or through an agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office of any similar office or agency in any other country or any political subdivision thereof, such Obligor shall promptly report such filing to the Collateral Agent. Upon request of the Collateral Agent, an Obligor shall execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent, may reasonably request to evidence the Collateral Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and General Intangibles of such Obligor relating thereto or represented thereby.

                           (v) Take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application, to obtain the relevant registration and to maintain each registration of the material Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                           (vi) Promptly notify the Collateral Agent and the Lenders after it learns that any material Patent or material Trademark included in the Collateral is infringed, misappropriated or diluted by a third party and promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

                           (vii) Except for licenses to third parties in the ordinary course of business or except in connection with sales or other dispositions permitted under the Credit Agreement, not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of any Obligor hereunder.

                  (k) New Patents, Copyrights and Trademarks. Promptly provide the Collateral Agent with (i) a listing of all applications, if any, for new Copyrights, Patents or Trademarks (together with a listing of the issuance of registrations or letters on present applications), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder, and (ii) (A) with respect to new Copyrights, a duly executed Notice of

         Grant of Security Interest in Copyrights in the form of Exhibit 5(f)(ii)(A) attached hereto, (B) with respect to new Patents, a duly executed Notice of Grant of Security Interest in Patents in the form of
         Exhibit 5.1(f)(ii)(B) attached hereto, (C) with respect to new Trademarks, a duly executed Notice of Grant of Security Interest in Trademarks in the form of Exhibit 5.1(f)(ii)(C) attached hereto or (D) such other duly executed documents as the Collateral Agent may reasonably request in a form acceptable to counsel for the Collateral Agent and suitable for recording to evidence the security interest of the Collateral Agent for the benefit of the Lenders in the Copyright, Patent or Trademark which is the subject of such new application.

                  (l) Insurance. Insure, repair and replace the Collateral of such Obligor as set forth in the Credit Agreement. All insurance proceeds shall be subject to the security interest of the Collateral Agent hereunder.

                  (m) Investment Property. Not acquire any Investment Property without executing and delivering, or causing to be executed and delivered, to the Collateral Agent such agreements, documents and instruments as the Collateral Agent may require to perfect the Collateral Agent's security interest therein.

                  (n) Contracts. Except as permitted by Section 8.13 of the Credit Agreement, no Obligor shall (i) enter into any contract, license, permit or franchise that prohibits the granting of a security interest in favor of the Collateral Agent or the Lenders or (ii) amend or modify any existing contracts, licenses, permits or franchises to prohibit the granting of a security interest in favor of the Collateral Agent or the Lenders.

                  (o) Commercial Tort Claims. Within 45 days of the end of each fiscal quarter of the Obligors, each Obligor shall notify the Collateral Agent of any commercial tort claim acquired by it and unless otherwise consented by the Collateral Agent, such Obligor shall enter into a supplement to this Security Agreement, granting to the Collateral Agent a Lien in such commercial tort claim.

                  (p) Letters of Credit. If any Obligor is or becomes the beneficiary of a letter of credit (other than a letter of credit that is a Supporting Obligation), such Obligor shall promptly, and in any event within two (2) Business Days after becoming a beneficiary, notify the Collateral Agent thereof and enter into a tri-party agreement with the Collateral Agent and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to the Collateral Agent, all in form and substance reasonably satisfactory to the Collateral Agent.

                  (q) Electronic Chattel Paper. Each Obligor shall take all steps necessary to grant the Collateral Agent control of all electronic Chattel Paper in accordance with the UCC and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

         6. Performance of Obligations and Advances by Collateral Agent. On failure of any Obligor to perform any of the covenants and agreements contained herein, the Collateral Agent may, at its sole option and in its reasonable discretion, perform or cause to be performed the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent may make for the protection of the security interest hereof or may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 3.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Collateral Agent on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Security Agreement, the other Credit Documents or any Hedging Agreement between any Credit Party and any Lender. The Collateral Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         7.       Events of Default.

         The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an event of default hereunder (an "Event of Default").

         8.       Remedies.

                  (a) General Remedies. Upon the occurrence of an Event of Default and during the continuance thereof, the Lenders shall have, in addition to the rights and remedies provided herein, in the Credit Documents, in any Hedging Agreement between any Credit Party and any Lender or by law (including, but not limited to, the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Collateral Agent may, with or without judicial process or the aid and assistance of others, to the fullest extent permitted by law, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Collateral Agent at the expense of the Obligors any Collateral at any place and time designated by the Collateral Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law (including Article 9 of the UCC), at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Collateral Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). In addition to all other sums due the Collateral Agent and the Lenders with respect to the Secured Obligations, the Obligors shall pay the Collateral Agent and each of the Lenders all reasonable documented costs and expenses incurred by the Collateral Agent or any such Lender, including, but not limited to, reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Collateral Agent or the Lenders or the Obligors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed postage prepaid to the Borrower in accordance with the notice provisions of Section 11.1 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Collateral Agent and the Lenders shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Lender may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Collateral Agent and the Lenders may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Collateral Agent and the Lenders may further postpone such sale by announcement made at such time and place.

                  (b) Remedies relating to Accounts. Upon the occurrence of an Event of Default and during the continuance thereof, whether or not the Collateral Agent has exercised any or all of its rights and remedies hereunder, each Obligor will promptly upon request of the Collateral Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Collateral Agent. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent or its designee may notify any Obligor's customers and account debtors that the Accounts of such Obligor have been assigned to the Collateral Agent or of the Collateral Agent's security interest therein, and may (either in its own name or in the name of an Obligor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Collateral Agent's discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Lenders in the Accounts. The Collateral Agent and the Lenders shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Obligor hereby agrees to indemnify the Collateral Agent and the Lenders from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees suffered or incurred by the Collateral Agent or the Lenders (each, an "Indemnified Party") because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, employees or agents. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by an Obligor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto.

                  (c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuance thereof, the Collateral Agent shall have the right as between the Collateral Agent and the Obligors to enter and remain upon the various premises of the Obligors without cost or charge to the Collateral Agent, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Collateral Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

                  (d) Nonexclusive Nature of Remedies. Failure by the Collateral Agent or the Lenders to exercise any right, remedy or option under this Security Agreement, any other Credit Document, any Hedging Agreement between any Credit Party and any Lender or as provided by law, or any delay by the Collateral Agent or the Lenders in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Collateral Agent or the Lenders shall only be granted as provided herein. To the extent permitted by law, neither the Collateral Agent, the Lenders, nor any party acting as attorney for the Collateral Agent or the Lenders, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Collateral Agent and the Lenders under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Collateral Agent or the Lenders may have.

                  (e) Retention of Collateral. The Collateral Agent may, after providing the notices required by Section 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, to the extent the Collateral Agent is in possession of any of the Collateral, retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

                  (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the Lenders are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section
         3.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans, together with the costs of collection and the reasonable fees of any attorneys employed by the Collateral Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

         9.       Rights of the Collateral Agent.

                  (a) Power of Attorney. In addition to other powers of attorney contained herein, to the fullest extent permitted by applicable law, each Obligor hereby designates and appoints the Collateral Agent, on behalf of the Lenders, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

                           (i) to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Collateral of such Obligor, all as the Collateral Agent may reasonably determine;

                           (ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

                           (iii) to defend, settle, adjust or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Collateral Agent may deem reasonably appropriate;

                           (iv) to receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor, or securing or relating to such Collateral, on behalf of and in the name of such Obligor;

                           (v)      to sell, assign, transfer, make any
                  agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes;

                           (vi) to adjust and settle claims under any insurance policy relating thereto;

                           (vii) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated herein;

                           (viii) to institute any foreclosure proceedings that the Collateral Agent may deem appropriate; and

                           (ix) to do and perform all such other acts and things as the Collateral Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

         This power of attorney is a power coupled with an interest and shall be irrevocable (i) for so long as any of the Secured Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents) or any Credit Document or any Hedging Agreement between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations) is in effect and (ii) until all of the Commitments shall have been terminated. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in the Collateral.

                  (b) Assignment by the Collateral Agent. Subject to the terms of the Credit Agreement, the Collateral Agent may from time to time assign the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Collateral Agent under this Security Agreement in relation thereto.

                  (c) The Collateral Agent's Duty of Care. Other than the exercise of reasonable care to ensure the safe custody of the Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Collateral Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.

         10. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Collateral Agent or any of the Lenders in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 9.3 of the Credit Agreement, and each Obligor irrevocably waives the right to direct the application of such payments and proceeds.

         11. Costs of Counsel. At all times hereafter, whether or not an Event of Default exists, the Obligors agree to promptly pay upon demand any and all reasonable costs and expenses of the Collateral Agent or the Lenders, (a) as required under Section 11.5 of the Credit Agreement and (b) as necessary to protect the Collateral or to exercise any rights or remedies under this Security Agreement or with respect to any Collateral. All of the foregoing costs and expenses shall constitute Secured Obligations hereunder.

         12.      Continuing Agreement.

                  (a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents) or any Credit Document or any Hedging Agreement between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations) is in effect, and until all of the Commitments thereunder shall have terminated. Upon such payment and termination, this Security Agreement shall be automatically terminated and the Collateral Agent and the Lenders shall, upon the request and at the expense of the Obligors, forthwith release all of their Liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

                  (b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Collateral Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

                  (c) This Security Agreement is in amendment of, and continuation of, the Existing Security Agreement and the Secured Obligations represents the same obligations secured pursuant to the Existing Security Agreement.

         13. Amendments; Waivers; Modifications. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.6 of the Credit Agreement.

         14. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent and the Lenders hereunder, to the benefit of the Collateral Agent and the Lenders and their successors and permitted assigns; provided, however, that none of the Obligors may assign its rights or delegate its duties hereunder without the prior written consent of each Lender or the Required Lenders, as required by the Credit Agreement. To the fullest extent permitted by law, each Obligor hereby releases the Collateral Agent and each Lender, and its successors and assigns, from any liability for any act or omission relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Collateral Agent, or such Lender, or its officers, employees or agents.

         15. Notices. All notices required or permitted to be given under this Security Agreement shall be in conformance with Section 11.1 of the Credit Agreement.

         16. Counterparts; Telecopy. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart by facsimile shall be as effective as an original executed counterpart and shall be deemed a representation that an original executed counterpart will be delivered.

         17. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Security Agreement.

         18.      Governing Law; Submission to Jurisdiction; Venue.

                  (a) THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Security Agreement may be brought in the courts of the State of New York, or of the United States for the Southern District of New York, and, by execution and delivery of this Security Agreement, each Obligor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Obligor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section
         11.1 of the Credit Agreement, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Obligor in any other jurisdiction.

                  (b) Each Obligor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Security Agreement brought in the courts referred to in subsection
         (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         19. Waiver of Jury Trial; Waiver of Consequential Damages. EACH OF THE PARTIES TO THIS SECURITY AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY. Each Obligor agrees not to assert any claim against the Agents, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys or agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein.

         20. Severability. If any provision of this Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         21. Entirety. This Security Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

         22. Survival. All representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Security Agreement, the other Credit Documents and the Hedging Agreements between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations), the delivery of the Notes, the making of the Loans and the issuance of the Letters of Credit.

         23. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Collateral

Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Collateral Agent's and the Lenders' rights or the Secured Obligations under this Security Agreement, under any other of the Credit Documents or under any Hedging Agreement between any Credit Party and any Lender.

         24. Rights of Required Lenders. To the fullest extent permitted by law, all rights of the Collateral Agent hereunder, if not exercised by the Collateral Agent, may be exercised by the Required Lenders.

         Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

BORROWER:

                                    UNITED STATES CAN COMPANY,
                                    a Delaware corporation

                                    By: /s/ Sandra K. Vollman
                                       ---------------------------------
                                    Name: Sandra K. Vollman
                                         -------------------------------
                                    Title: Sr. VP and CFO
                                          ------------------------------

DOMESTIC
GUARANTORS:

                                    U.S. CAN CORPORATION,
                                    a Delaware corporation

                                    By: /s/ Sandra K. Vollman
                                       ---------------------------------
                                    Name: Sandra K. Vollman
                                         -------------------------------
                                    Title: Sr. VP and CFO
                                          ------------------------------


                                    USC MAY VERPACKUNGEN HOLDING, INC.,
                                    a Delaware corporation

                                    By: /s/ Sandra K. Vollman
                                       ---------------------------------
                                    Name: Sandra K. Vollman
                                         -------------------------------
                                    Title: Sr. VP and CFO
                                          ------------------------------

                                                            AMENDED AND RESTATED
                                                              SECURITY AGREEMENT

         Accepted and agreed to as of the date first above written.

                                    BANK OF AMERICA, N.A.,
                                    as Collateral Agent

                                    By: /s/ Liliana Claar
                                       ---------------------------------
                                    Name: Liliana Claar
                                         -------------------------------
                                    Title: Vice President
                                          ------------------------------

                                                              SECURITY AGREEMENT

                                  SCHEDULE 4(c)

       MERGERS, CONSOLIDATIONS, CHANGE IN STRUCTURE OR USE OF TRADENAMES

None, except use of "U.S. Can" and "May Verpackungen" as abbreviated forms of company names.

                               EXHIBIT 5(f)(ii)(A)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   COPYRIGHTS

United States Copyright Office

         Please be advised that pursuant to the Security Agreement dated as of October 4, 2000 (as the same may be amended, modified, extended or restated from time to time, the "Security Agreement") by and among the Obligors party thereto (each a "Obligor" and collectively, the "Obligors") and Bank of America, N.A., as Collateral Agent (the "Collateral Agent") for the Lenders referenced therein (the "Lenders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown below to the Collateral Agent for the ratable benefit of the Lenders:

                                 COPYRIGHTS

                                                                Date of
Copyright No.               Description of Copyright           Copyright
-------------               ------------------------           ---------

                            Copyright Applications

   Copyright                Description of Copyright           Date of Copyright
Applications No.                  Applied For                     Applications
----------------                  -----------                     ------------

         The Obligors and the Collateral Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

                                    Very truly yours,

                                    ____________________________________
                                    [Obligor]

                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Collateral Agent

By:_________________________________
Name:_______________________________
Title:______________________________

                               EXHIBIT 5(f)(ii)(B)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                     PATENTS

United States Patent and Trademark Office

         Please be advised that pursuant to the Security Agreement dated as of October 4, 2000 (the "Security Agreement") by and among the Obligors party thereto (each a "Obligor" and collectively, the "Obligors") and Bank of America, N.A., as Collateral Agent (the "Collateral Agent") for the Lenders referenced therein (the "Lenders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the patents and patent applications shown below to the Collateral Agent for the ratable benefit of the
Lenders:

                                     PATENTS

                              Description of Patent                 Date of
Patent No.                            Item                          Patent
----------                            ----                          ------

                              Patent Applications

    Patent                                                      Date of Patent
Applications No.                                                 Applications
----------------                                                 ------------

         The Obligors and the Collateral Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

                                    Very truly yours,

                                    ____________________________________
                                    [Obligor]

                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Collateral Agent

By:_________________________________
Name:_______________________________
Title:______________________________

                               EXHIBIT 5(f)(ii)(C)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   TRADEMARKS

United States Patent and Trademark Office

         Please be advised that pursuant to the Security Agreement dated as of October 4, 2000 (the "Security Agreement") by and among the Obligors party thereto (each a "Obligor" and collectively, the "Obligors") and Bank of America, N.A., as Collateral Agent (the "Collateral Agent") for the Lenders referenced therein (the "Lenders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications shown below to the Collateral Agent for the ratable benefit of the
Lenders:

                                   TRADEMARKS

                              Description of Trademark              Date of
Trademark Registration No.             Item                        Trademark
--------------------------             ----                        ---------

                             Trademark Applications

  Trademark                   Description of Trademark         Date of Trademark
Applications No.                     Applied For                  Applications
----------------                     -----------                  ------------

         The Obligors and the Collateral Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

                                    Very truly yours,

                                    ____________________________________
                                    [Obligor]

                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Collateral Agent

By:_________________________________
Name:_______________________________
Title:______________________________